RESTATEMENT	12 Months Ended
Dec. 31, 2011
RESTATEMENT
RESTATEMENT
NOTE 16-RESTATEMENT

The Company has restated its financial statements for year ended December 31, 2010.  The significant changes made are further described and summarized below.

The Company had not previously recorded the derivative liabilities associated with convertible debt, debentures, and warrants issued in 2010.  The Company has restated its financial statements for 2010 to record these corrections.

The following table highlights the significant areas of change:

	Year Ended December 31, 2010

	As Previously
	Reported	Restated
	December 31,	December 31,
	2010	2010	Change

Total Assets	$6,783,327	$6,783,327	$-

Total Liabilities	$(3,914,535)	$(6,225,518)	$(2,310,983)
Stockholders' Equity	$(2,868,792)	$(557,809)	$(2,310,983)

Net Income (Loss)	$(5,135,491)	$(6,641,817)	$(1,506,326)
Income (Loss) available to common stockholders	$(5,135,491)	$(6,641,817)	$(1,506,326)

Basic Loss per share	$(0.14)	$(0.19)	$(0.05)